FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PTRNX	PTRBX	PTRGX	PZARX	PTRKX	PYTRX

Putnam Absolute Return 300 Fund

Summary prospectus
2|28|11

A world of investing.™

Putnam INVESTMENTS

Putnam Absolute Return 300 Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 2/28/11, as supplemented from time to time, are incorporated by reference into this summary prospectus.

Goal

Putnam Absolute Return 300 Fund seeks to earn a positive total return that exceeds the rate of inflation by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 41 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	1.00%	NONE*
Class B	NONE	1.00%**
Class C	NONE	1.00%
Class M	0.75%	NONE*
Class R	NONE	NONE
Class Y	NONE	NONE

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)***

						Total
						annual fund
						operating
						expenses
		Distri-		Total		after
	Manage-	bution and		annual fund	Expense	expense
Share	ment	service	Other	operating	reim-	reimburse-
class	fees****	(12b-1) fees	expenses	expenses	bursement	ment

Class A	0.61%	0.25%	0.22%	1.08%	(0.20)%	0.88%
Class B	0.61%	0.45%	0.22%	1.28%	(0.20)%	1.08%
Class C	0.61%	1.00%	0.22%	1.83%	(0.20)%	1.63%
Class M	0.61%	0.30%	0.22%	1.13%	(0.20)%	0.93%
Class R	0.61%	0.50%	0.22%	1.33%	(0.20)%	1.13%
Class Y	0.61%	N/A	0.22%	0.83%	(0.20)%	0.63%

* A deferred sales charge of 1.00% on class A shares and of 0.30% on class M shares (0.40% for class M shares purchased before 4/1/10) may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over two years.

*** Restated to reflect projected expenses under a management contract effective 2/1/10 and Putnam Investment Management, LLC’s contractual obligation through at least 2/29/12 to limit total annual operating expenses (before any performance adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) to an annual rate of 0.60% of the fund’s average net assets. This obligation may be modified or discontinued only with approval of the fund’s Board of Trustees.

**** Management fees are subject to a performance adjustment.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$189	$420	$670	$1,386
Class B	$210	$386	$683	$1,473
Class B (no redemption)	$110	$386	$683	$1,473
Class C	$266	$556	$972	$2,132
Class C (no redemption)	$166	$556	$972	$2,132
Class M	$169	$412	$673	$1,422
Class R	$115	$402	$710	$1,584
Class Y	$64	$245	$441	$1,007

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Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 219%.

Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks.

We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, derivatives may be used to obtain or enhance exposure to the fixed income sectors and strategies mentioned above, and to hedge against risk.

Putnam Absolute Return 300 Fund has a higher risk and return profile than Putnam Absolute Return 100 Fund as a result of increased exposure to the fixed income sectors and strategies mentioned above. Another distinction between the funds from time to time may be a higher cash position in Putnam Absolute Return 100 Fund.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among fixed income strategies and sectors may hurt performance. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

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The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (“junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging-market investments, can be illiquid. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of four Putnam Absolute Return Funds designed for investors seeking positive total return in excess of inflation by a targeted amount (100, 300, 500 or 700 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a bond fund with moderate exposure to interest rate and credit risks.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Average annual total returns after sales charges
(for periods ending 12/31/10)

		Since inception
Share class	1 year	(12/23/08)

Class A before taxes	2.05%	5.07%
Class A after taxes on distributions	0.92%	4.31%
Class A after taxes on distributions and
sale of fund shares	1.38%	3.90%
Class B before taxes	1.81%	5.10%
Class C before taxes	1.32%	4.79%
Class M before taxes	2.22%	5.01%
Class R before taxes	2.85%	5.28%
Class Y before taxes	3.35%	5.81%
BofA Merrill Lynch U.S. Treasury Bill
Index (no deduction for fees, expenses or taxes)	0.21%	0.25%
BofA Merrill Lynch U.S. Treasury Bill
Index plus 300 basis points (no deduction
for fees, expenses or taxes)	3.21%	3.25%
S&P 500 Index (no deduction for fees,
expenses or taxes)	15.06%	23.19%
Barclays Capital Aggregate Bond Index
(no deduction for fees, expenses or taxes)	6.54%	6.31%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

The Barclays Capital Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

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Portfolio managers

Rob A. Bloemker, Head of Fixed Income, portfolio manager of the fund since 2008

Carl Bell, Team Leader of Structured Credit, portfolio manager of the fund since 2008

D. William Kohli, Team Leader of Portfolio Construction and Global Strategies, portfolio manager of the fund since 2008

Kevin F. Murphy, Team Leader of High Grade Credit and Emerging Markets Debt, portfolio manager of the fund since 2008

Michael V. Salm, Team Leader of Liquid Markets, portfolio manager of the fund since 2008

Paul D. Scanlon, Team Leader of U.S. High Yield, portfolio manager of the fund since 2008

Raman Srivastava, Team Leader of Portfolio Construction, portfolio manager of the fund since 2008

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless the shares are held through a tax-advantaged arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

NP109 266079 2/11 Putnam Retail Management